Exhibit 10.13

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

SOCIALIST REPUBLIC OF VIETNAM

Independence - Freedom - Happiness

APPENDIX OF AMENDMENT, SUPPLEMENT NO. 02 TO

IN-PRINCIPAL ASSET SALE AGREEMENT

No.: VF-OT-20210011/PL02

This appendix for the amendment, supplement of the cooperation agreement (“Appendix”) is made and signed on May 15, 2022 (“Agreement Date”), by and between:

VINES ENERGY SOLUTION JOINT STOCK COMPANY

Enterprise code No.: [***]

Address: Symphony Office Building, Chu Huy Man Street, Vinhomes Riverside Ecological Urban Area, Phuc Loi Ward, Long Bien District, Hanoi City, Vietnam

Representative: [***]

Title: [***]

Hereinafter referred to as “Party A”

VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY

Enterprise code No.: [***]

Address: Dinh Vu – Cat Hai economic zone, Cat Hai Island, Cat Hai Town, Cat Hai District, Hai Phong City, Vietnam

Representative: [***]

Title: [***]

Hereinafter referred to as “Party B”

Party A and Party B are hereinafter referred to individually as a “Party”and collectively the “Parties”.

Whereas,

•

The Parties signed the In-Principle Asset Sale Agreement No. VF-OT-20210011 dated December 30, 2021 and Appendix of Amendment, Supplement to In-Principle Asset Sale Agreement No. VF-OT-20210011/PL dated March 25, 2022 regarding the sale and purchase of assets (hereinafter collectively referred to as the “Agreement”).

•	Based on practice and agreement results between the Parties regarding the amendment to payment terms of the Agreement.

Now, the Parties agree to enter into this Appendix with the following terms and conditions:

Article 1. Amending Article 4.2 of the Agreement

In accordance with the terms and conditions of the Appendix, all contents of Article 4.2 of the Agreement will be deleted from the Agreement and replaced by the following content:

“4.2.	Payment methods

Unless otherwise specified in the Purchase Order, within [***] working days from the date of completion of the handover of assets, Party B shall send Party A payment documents including:

•	The original of the Payment request;

•	Original VAT invoice;

•	A copy of the Asset handover minute certified by both Parties.

Within [***] working days from the date of receipt of valid payment documents, Party A shall pay Party B the amount in accordance with the payment documents, by letter of credit (L/C) or by bank transfer to the bank account having the following information:

Beneficiary Name: [***]

Account number: [***]

Bank name: [***]	Branch: [***]

Article 2. Implementation

a)	This Appendix is an integral part of the Agreement, capitalized terms in this Appendix will have the same meaning as provided in the Agreement, unless otherwise agreed by the Two Parties.

b)	Except for the contents provided in the Appendix, other contents of the Agreement remain their validity and enforceability.

c)	All amendments, supplements to this Appendix must be in writing and signed by the authorized representative of each Party.

d)	Each Party shall declare and warrant that the execution of this Appendix has been carried out by the authorized representative of each Party.

e)	This Appendix shall be executed in 04 (four) originals with equal validity, and with effect from the Agreement Date. Each Party keeps 2 (two) originals to implement.

PARTY A /s/ [***]	PARTY B /s/ [***]